                                                                   EXHIBIT 10.16

                       CONSENT TO SUBLEASE AGREEMENT AND
                       FIRST AMENDMENT TO LEASE AGREEMENT

         This Consent to Sublease and First Amendment to Lease Agreement (this "Consent") is entered into as of this 20th day of December, 2002, by and among BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Master Landlord"), ULTRAK, OPERATING, L.P., a Texas limited partnership ("Sublandlord"), and PITTWAY CORPORATION, a Delaware corporation and wholly owned subsidiary of Honeywell International, Inc. a Delaware corporation ("Subtenant").

                                    RECITALS

         A. Master Landlord, as landlord, and Sublandlord, as tenant, are parties to that certain Lease Agreement dated December 17, 2001 (the "Master Lease"), pursuant to which Master Landlord has leased to Sublandlord, the "Premises" (as defined in Section 1 of the Master Lease), which Premises are described by metes and bounds on Exhibit A attached to the Master Lease, shown on Exhibit B attached to the Master Lease (the "Premises"), and are located at 1301 Waters Ridge Drive, Lewisville, Denton County, Texas.

         B. Sublandlord and Subtenant have entered into (or are about to enter into) that certain Sublease Agreement (herein so called) dated of even date herewith, attached hereto as Exhibit "A" and made a part hereof for all purposes, pursuant to which Sublandlord has agreed to sublease to Subtenant a portion(s) of the Premises more particularly described and defined in Section 1 of the Sublease Agreement, and as shown on Exhibit B attached to the Sublease Agreement (sometimes referred to herein collectively as the "Subleased Premises").

         C. Sublandlord and Subtenant have requested Master Landlord's consent to the Sublease Agreement.

         D. Master Landlord has agreed to give such consent upon the terms and conditions contained in this Consent, including, without limitation, certain amendments and/or modifications to the Master Lease, as more particularly set forth below.

                                   AGREEMENTS

         NOW THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Landlord and Sublandlord hereby agree to amend the Master Lease and Master Landlord hereby consents to the Sublease Agreement, subject to the following terms and conditions all of which are hereby acknowledged and agreed to by and among Master Landlord, Sublandlord and Subtenant:

         1. Sublease Agreement. Sublandlord and Subtenant hereby represent that a true and complete copy of the Sublease Agreement is attached hereto as Exhibit "A" and made a part hereof for all purposes. Except for this Consent and the Sublease Agreement, and except as may be otherwise disclosed in the Proxy Statement for Special Meeting of Stockholders of Ultrak, Inc. dated November 27, 2002 (as same may be amended from time to time), there are no other agreements,


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written or oral, between Sublandlord and Subtenant with respect to the subject matter of this Consent and the Sublease Agreement.

         2. Representations of Sublandlord. Sublandlord hereby represents and warrants that (a) Sublandlord has full power and authority to sublease the Subleased Premises to Subtenant, (b) Sublandlord has not transferred or conveyed, and will not transfer or convey, its interest in the Master Lease with respect to the Subleased Premises to any person or entity collaterally or otherwise, (c) Sublandlord has full power and authority to enter into the Sublease Agreement and this Consent, (d) there are no existing defaults under the Master Lease on the part of Master Landlord as of the date of this Consent, and (e) there are no additional payments of rent or any other consideration of any type payable by Subtenant to Sublandlord with regard to the Subleased Premises other than as disclosed in the Sublease Agreement.

         3. Representations of Subtenant. Subtenant hereby represents, warrants, acknowledges and agrees (as applicable) that (a) Subtenant has full power and authority to enter into the Sublease Agreement and this Consent, (b) neither Master Landlord nor any other party on its behalf and/or affiliated with Master Landlord in any way has made, and Subtenant hereby waives, any representation or warranty with respect to the Subleased Premises or any other portion of the Building and/or the Premises including, without limitation, any representation or warranty with respect to the suitability or fitness of the Subleased Premises or any other portion of the Building and/or the Premises for the conduct of Subtenant's business, (c) the expiration date of the Initial Term (as defined in the Sublease Agreement) of the Sublease is December 31, 2003 (unless sooner terminated as provided in the Sublease Agreement and/or the Master Lease), (d) notwithstanding the terms of Section 2.1 of the Sublease Agreement or anything else contained therein or herein to the contrary, Subtenant shall have no right to extend the Initial Term of the Sublease (as defined therein) without obtaining the prior written consent of Master Landlord (which consent may granted or withheld in the reasonable discretion of Landlord), (f) Subtenant shall not be permitted to exercise any rights or options of Sublandlord under the Master Lease whatsoever, and (g) there are no additional payments of rent or any other consideration of any type payable by Subtenant to Sublandlord with regard to the Subleased Premises other than as disclosed in the Sublease Agreement.

         4. Insurance. Notwithstanding anything to the contrary contained in this Consent or in the Sublease Agreement (including, without limitation, Section 4.1 of the Sublease Agreement), Subtenant hereby assumes, with respect to Master Landlord, all of the insurance obligations of Sublandlord under the Master Lease with respect to the Subleased Premises, provided, however, that (a) the foregoing shall not be construed as relieving or releasing Sublandlord from any such obligations on its own behalf, and (b) Subtenant shall be permitted to satisfy any and all insurance obligations under this Section 4 by maintaining at all times during the term of the Sublease Agreement the insurance coverages evidenced by the certificate(s) of insurance attached hereto as Exhibit "B" and made a part hereof for all purposes, which certificates (i) evidence Subtenant's standard insurance coverages under the blanket policies of insurance maintained by Subtenant and/or Honeywell International, Inc., and (ii) name Master Landlord as an additional insured party thereunder with respect to the Subleased Premises.

         5. No Release. Nothing contained in the Sublease Agreement or this Consent shall be construed as relieving or releasing Sublandlord from any of its obligations under the Master Lease, it

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being expressly understood and agreed that Sublandlord shall remain liable for such obligations notwithstanding anything contained in the Sublease Agreement or this Consent or any subsequent or further assignment(s), sublease(s) or transfer(s) of the interest of the tenant under the Master Lease. Sublandlord shall be responsible for the collection of all rent due it from Subtenant, and for the performance of all the other terms and conditions of the Sublease Agreement, it being understood that Master Landlord is not a parry to the Sublease Agreement and, notwithstanding anything to the contrary contained in this Consent and the Sublease Agreement, is not bound by any terms or provisions contained in the Sublease Agreement and is not obligated to Sublandlord or Subtenant for any of the duties and obligations contained therein, other than the obligations that Master Landlord has to Sublandlord under the Master Lease. Sublandlord hereby reaffirms its continuing obligations under the Master Lease and confirms that Sublandlord remains liable for the payment of all rentals due under the Master Lease and the performance of all other obligations under the Master Lease. Neither the Sublease Agreement nor this Consent shall be construed as a waiver of Master Landlord's right to consent to any further subletting either by Sublandlord or by Subtenant or to any assignment by Sublandlord of the Master Lease or assignment by Subtenant of the Sublease Agreement, or as a consent to any portion of the Subleased Premises being used or occupied by any other party.

         6. No Transfer. Notwithstanding anything contained in the Sublease Agreement, this Consent or the Master Lease to the contrary, Subtenant shall not further sublease the Subleased Premises (or any portion thereof), assign its interest as Subtenant under the Sublease Agreement or otherwise transfer its interest in the Subleased Premises or The Sublease Agreement to any person or entity (other than to "Affiliates" pursuant to and in accordance with Section 6 of the Sublease Agreement), without the prior written consent of Master Landlord, which Master Landlord may withhold in its sole and absolute discretion.

         7. Master Lease. In no event shall the Sublease Agreement or this Consent be construed as granting or conferring upon Sublandlord or Subtenant any greater rights than those contained in the Master Lease nor shall there be any diminution of the rights and privileges of the Master Landlord under The Master Lease. Without limiting the scope of the preceding sentence, any construction or alterations performed in or to the Subleased Premises shall be performed with Master Landlord's prior written approval and in accordance with the terms and conditions of the Master Lease. In the event Sublandlord defaults under the Master Lease beyond any applicable notice, cure or grace period, Master Landlord may collect rent directly from Subtenant, but such collection shall not be deemed to be an acceptance of Subtenant as "Tenant" under the Master Lease or a release of Sublandlord's obligations under the Master Lease. Sublandlord acknowledges and agrees that if Master Landlord collects rent directly from Subtenant, the amount of such rent so collected shall constitute a payment of rent under the Sublease Agreement and be credited against the payment or payments of rent then or next due and payable under the Sublease Agreement.

         8. Services. Sublandlord hereby authorizes Subtenant, as agent for Sublandlord, to obtain services and materials for or related to the Subleased Premises. Master Landlord may bill Subtenant directly for such services and materials, or any portion thereof, in which event Subtenant shall pay for the services and materials so billed upon written demand; provided, however, the provision of services shall not create any contractual relationship between Master Landlord and Subtenant.


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         9. Attornment. If the Master Lease or Sublandlord's right to possession thereunder terminates for any reason prior to expiration of the Sublease Agreement, Subtenant and Master Landlord agree, at the election of Master Landlord, Subtenant shall attorn to Master Landlord, and Master Landlord shall recognize Subtenant, upon the then executory terms and conditions of the Sublease Agreement for the remainder of the Term of the Sublease Agreement (as defined therein); provided, however, if Master Landlord so elects, Master Landlord shall not be (A) liable for any previous act or omission of Sublandlord under the Sublease, (B) subject to any offset which heretofore accrued to Subtenant against Sublandlord, or (C) bound by any previous modification of the Sublease to which Master Landlord was not a party or to which it did not expressly consent, or by any previous prepayment of more than one (1) month's rental under the Sublease, and no direct collection of rent by Master Landlord from Subtenant shall be a novation or a release of Sublandlord or any guarantor under the Master Lease from the performance of their obligations under the Master Lease or under any guaranty executed by guarantor, and Sublandlord and any such guarantors shall continue to be liable under the Master Lease and any such guaranty, with the same force and effect as if this Consent and the Sublease Agreement had never been executed. If Master Landlord does not elect to have Subtenant attorn to Master Landlord as described above, the Sublease Agreement and all rights of Subtenant in the Subleased Premises shall terminate upon the date of termination of the Master Lease or Sublandlord's right to possession thereunder.

         10. Prepayment of Minimum Rent and Taxes under Master Lease. Concurrently with the execution of this Consent, Sublandlord shall deliver to Landlord (a) an amount equal to Three Hundred Fifty-Six Thousand Four Hundred and No/100 Dollars ($356,400.00) (the "Minimum Rent Prepayment Amount"), representing six (6) months' of installments of Minimum Rent under the Master Lease in an amount equal to at total of $360,000.00, less a one percent (1.0%) discount, and (b) an amount equal to One Hundred Eighteen Thousand Eight Hundred and No/100 Dollars ($118,800.00) (the "Tax Prepayment Amount"), representing monthly payments of one-twelfth (1/12th) of taxes, assessments and governmental charges for six (6) months pursuant to Section 7(a) of the Master Lease in an amount equal to at total of $120,000.00, less a one percent (1.0%) discount. The Minimum Rent Prepayment Amount shall be applied by Landlord towards Tenant's obligations to pay monthly installments of Minimum Rent pursuant to Section 3(a) of the Master Lease for the 24th through and including the 29th calendar months of the term of the Master Lease. The Tax Prepayment Amount shall be applied by Landlord towards Tenant's obligations to pay monthly payments of one-twelfth (1/12th) of taxes, assessments and governmental charges pursuant to Section 7(a) of the Master Lease for the last six (6) calendar months of the term of the Master Lease.

         11. Increase in Purchase Price for Purchase Option. Master Landlord and Sublandlord hereby acknowledge and agree that effective as of the date of this Consent, the reference to "SIX MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,900,000.00)" is hereby amended to read "SEVEN MILLION FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($7,550,000.00)".

         12. Defined Terms. Any capitalized term or phrase used in this Consent shall have the same meaning as the meaning ascribed to such term or phrase in the Master Lease unless expressly otherwise defined in this Consent.

         13. Conflict. In the event that the terms of the Master Lease or the Sublease conflict or

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are inconsistent with those of this Consent, the terms of this Consent shall control and govern.

         14. Conditions to Effectiveness. It is a condition to the effectiveness of this Consent and the Sublease Agreement that Sublandlord shall pay to Landlord its reasonable administrative and legal costs in connection therewith concurrently with its execution of this Consent.

         15. Controlling Law. The terms and provisions of this Consent shall be construed in accordance with and governed by the laws of the State of Texas.

         16. Binding Effect. This Consent shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and/or assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

         17. Captions. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

         18. Partial Invalidity. If any term, provision or condition contained in this Consent shall, to any extent, be invalid or unenforceable, the remainder of this Consent, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Consent shall be valid and enforceable to the fullest extent possible permitted by law.

         19. Brokerage Commissions. Sublandlord and Subtenant covenant and agree that under no circumstances shall Master Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease Agreement or this Consent, and Sublandlord and Subtenant hereby covenant and agree to protect, defend, indemnify and hold Master Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Master Landlord in resisting any claim for any such brokerage commission(s).

         20. Ratification. Except as amended by this Consent, the terms of the Master Lease remain in full force and effect. All obligations of Sublandlord as "Tenant" under the Master Lease are hereby ratified and reaffirmed.

         21. Notices. The reference in Section 21 of the Master Lease to the party to whom copies of notices to Master Landlord are to be delivered (i.e., Jenkens & Gilchrist, P.C., etc.) is hereby amended to read as follows:

         With a copy to:     David, Goodman & Madole,
                             A Professional Corporation
                             Two Lincoln Centre
                             5420 LBJ Freeway, Suite 1200
                             Dallas, Texas 75240
                             Attention: Christopher I. Clark, Esq.
                             Fax No.: (972) 404-0516

         22. Counterparts; Telecopy. This Consent may be executed in counterparts and shall


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constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Delivery of executed counterparts by telecopy shall be effective with respect to the signing party(ies).




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, Master Landlord, Sublandlord and Subtenant have executed this Consent as of the date first above written.




                         MASTER LANDLORD:

                         BRIARWOOD WATERS RIDGE L.P.,
                         a Texas limited partnership

                         By: Briarwood Capital Corporation,
                             a Texas corporation, its General Partner


                             By: /s/ H. WALKER ROYALL
                                -----------------------------------------
                                     H. Walker Royall, President


                         SUBLANDLORD:


                         ULTRAK OPERATING, L.P.,
                         a Texas limited partnership

                         By:  Ultrak GP, Inc., a Texas corporation,
                              its General Partner


                              By: /s/ CHRIS T. SHARNG
                                 -----------------------------------------

                              Name:   Chris T. Sharng
                                   ---------------------------------------

                              Title:  CFO
                                    --------------------------------------


                         SUBTENANT:


                         PITTWAY CORPORATION,
                         a Delaware corporation and wholly owned subsidiary of Honeywell International, Inc., a Delaware corporation




                         By: /s/ THOMAS F. LARKINS
                            -----------------------------------------

                         Name:   Thomas F. Larkins
                              ---------------------------------------

                         Title:
                               --------------------------------------



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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
The following parties are guarantors of the Master Lease, and hereby execute and join in this Consent below to evidence their respective and collective agreement to the terms set forth hereinabove, effective as of the date first above-written.

                                    GUARANTORS:

                                    ULTRAK, INC., a Delaware corporation

Attest:


/s/ TERESA PREWIT                   By: /s/ CHRIS T. SHARNG
------------------------               ------------------------------------
                                    Name:   Chris T. Sharng
                                         ----------------------------------
                                    Title:  Senior VP & CFO
                                          ---------------------------------



                                    ULTRAK, GP, INC., a Delaware corporation

Attest:


/s/ TERESA PREWIT                   By: /s/ CHRIS T. SHARNG
------------------------               ------------------------------------
                                    Name:   Chris T. Sharng
                                         ----------------------------------
                                    Title:  CFO
                                          ---------------------------------

                                    ULTRAK LP, INC., a Delaware corporation

Attest:


/s/ TERESA PREWIT                   By: /s/ CHRIS T. SHARNG
------------------------               ------------------------------------
                                    Name:   Chris T. Sharng
                                         ----------------------------------
                                    Title:  CFO
                                          ---------------------------------


                                    DIAMOND ELECTRONICS, INC.,
                                    an Ohio corporation
Attest:


/s/ TERESA PREWIT                   By: /s/ CHRIS T. SHARNG
------------------------               ------------------------------------
                                    Name:   Chris T. Sharng
                                         ----------------------------------
                                    Title:  Vice President
                                          ---------------------------------


                                    MONITOR DYNAMICS, INC.,
                                    a California corporation
Attest:


/s/ TERESA PREWIT                   By: /s/ CHRIS T. SHARNG
------------------------               ------------------------------------
                                    Name:   Chris T. Sharng
                                         ----------------------------------
                                    Title:  Vice President
                                          ---------------------------------


                            [CONTINUED ON FOLLOWING]



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



                                              ABM DATA SYSTEMS, INC.,
                                              a Texas Corporation

Attest:

/s/ TERESA PREWIT
----------------------------                  By:  /s/ CHRIS T. SHARNG
                                                  -----------------------------

                                              Name:  Chris T. Sharng
                                              Title: Vice President



                                              SECURITY WARRANTY, INC.,
                                              a Texas Corporation


Attest:

/s/ TERESA PREWIT
----------------------------                  By:   /s/ CHRIS T. SHARNG
                                                  -----------------------------
                                              Name:  Chris T. Sharng
                                              Title: Vice President





                                              /s/ GEORGE K. BROADY
                                              ---------------------------------
                                              George K. Broady, Individually


                               CONSENT OF SPOUSE

         The undersigned is the spouse of George K. Broady, a guarantor of the Master Lease. By executing this Consent, the undersigned hereby acknowledges the terms and obligations of the above Consent and reaffirms that the Guaranty is binding upon the martial community assets of George K. Broady and the undersigned spouse.
                                                  /s/ JANE BROADY
                                                  ------------------------------
                                                  Name: Jane Broady
                                                       -------------------------



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
                                  EXHIBIT "A"

                               SUBLEASE AGREEMENT

                         [attached following this page]



                                      -10-